UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

April 28, 2004

Date of Report (Date of earliest event reported)

DICKIE WALKER MARINE, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-1138724	33-0931599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 South Coast Highway Oceanside CA 92054

(Address of Principal Executive Offices) (Zip Code)

(760) 450-0360

Registrant’s telephone number, including area code

(Former Name or Former Address, If Changed Since Last Report)

Dickie Walker Marine Reports Second Quarter Results…page 2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibit is furnished herewith:

99.1	Press Release of Dickie Walker Marine, Inc. dated April 28, 2004.

Item 12. Results of Operations and Financial Condition.

On April 28, 2004, Dickie Walker Marine, Inc. issued a press release regarding its results of operations for the fiscal quarter ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Dickie Walker Marine Reports Second Quarter Results…page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2004	DICKIE WALKER MARINE, INC.

	By:	/s/ GERALD W. MONTIEL
Gerald W. Montiel Chairman, Chief Executive Officer and President